UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2021

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Long-Term Incentive Program. On January 20, 2021, the Compensation Committee (the “Committee”) of the Board of Directors of SYNNEX Corporation (the “Company”) granted under the Company’s annual long-term incentive (“LTI”) program performance-based restricted stock units (“RSUs”) to the following executive officers (each, an “Officer”) with the following targets:

Officer	2021-2022 LTI Program Number of Shares Underlying RSU	2021-2023 LTI Program Number of Shares Underlying RSU
Dennis Polk	7,947	7,947
Michael Urban	4,823	4,823
Peter Larocque	4,735	4,735
Marshall Witt	2,740	2,740

In order to allow for vesting of 200% of the target performance-based RSUs (the maximum amount possible pursuant to the vesting criteria discussed below), each executive officer is granted a number of performance-based RSUs equal to two times the target grant above. Due to the then pending spin-off of the Concentrix business from the Company, the Committee did not approve a 2020-2022 long-term incentive program during last year. Since the spin-off occurred on December 1, 2020 and to account for last year, the Committee has approved a 2021-2022 LTI program along with the 2021-2023 LTI program. There are separate performance measures and metrics for each LTI program.

The RSUs under either program will vest based upon (1) the achievement, on a cumulative basis, of the applicable minimum threshold financial performance measure based on a formula derived from earnings per share (“EPS Formula”) target performance and (2) the achievement of an average return on invested capital (“ROIC”) target performance, with both performance metrics measured over a two-year period ending November 30, 2022 or a three-year period ending November 30, 2023, as applicable. The minimum threshold EPS Formula target performance percentage is 75% and the maximum target performance percentage is 166.7% for each Officer under each program. The actual number of RSUs, if the applicable minimum threshold EPS Formula percentage is met, will vest on a sliding scale of the EPS Formula target performance percentage actually achieved. The resulting number of shares that will vest under either program based on the EPS Formula metric will then be adjusted by a percentage increase or decrease corresponding with SYNNEX’ performance as measured by the ROIC performance percentages, but in no event will an Officer be entitled to receive more than the number of shares set forth in the table above (the “Maximum Amount”). If the minimum threshold EPS Formula target performance is not achieved, no RSUs will vest, regardless of the achievement of the ROIC performance.

At 100% target EPS Formula and ROIC performance, the Officers’ RSUs will vest as to 50% of the Maximum Amount. Any unvested shares underlying the RSUs will not vest and will be canceled. In addition, the vesting of the RSUs is contingent upon the Officer still being employed by SYNNEX on the date of vesting. In the event of an Officer’s death prior to the vesting date, SYNNEX will transfer to such Officer’s estate the number of shares that would have vested on or prior to such Officer’s death.

Offer Letter/Amendment. On January 25, 2021, the Company and Dennis Polk, President and Chief Executive Officer of the Company, entered into an amendment to Mr. Polk’s January 4, 2018 offer letter, outlining the terms of the vesting of his unvested equity awards in the event that he terminates his employment with the Company for a reason other than for cause (as such term is defined in the amendment), disability (as such term is defined in the amendment) or death. The amendment provides for the acceleration to the termination date of the vesting of eighty percent (80%) of his unvested equity awards, except any unvested long-term performance-based RSU awards and any unvested equity grant awards with an effective date less than three (3) months prior to termination, subject to conditions outlined in the amendment. The foregoing description of the amendment to Mr. Polk’s offer letter is qualified in its entirety by reference to the full text of the Amendment to Offer Letter, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Also on January 25, 2021, the Company and Peter Larocque, President, North America Technology Solutions of the Company, entered into an offer letter, which outlines the terms of the vesting of his unvested equity awards in the event that he terminates his employment with the Company on or after December 1, 2023 for a reason other than cause (as such term is defined in the letter), disability (as such term is defined in the letter) or death. The letter provides for the acceleration to the termination date of the vesting of all of his then unvested equity grant awards, except any unvested long-term performance-based RSU awards and any unvested equity grant awards with an effective date less than three (3) months prior to termination, subject to conditions outlined in the letter. The letter also contains certain restrictive covenants, including a non-competition and confidentiality provision, for the benefit of the Company. The foregoing description of Mr. Larocque’s offer letter is qualified in its entirety by reference to the full text of the Offer Letter, which is filed hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document
10.1	Amendment to Offer Letter dated January 4, 2018, by and between SYNNEX Corporation and Dennis Polk
10.2	Offer Letter dated January 25, 2021, by and between SYNNEX Corporation and Peter Larocque
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2021	SYNNEX CORPORATION

	By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary

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